UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 20, 2006


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                        0-15502                  13-3238402

(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

On December 20, 2006, Comverse Technology, Inc. (the "Company") received a notice of default and demand letter ("Notice of Default") from The Bank of New York Trust Company, N.A. as successor-in-interest to J.P. Morgan Chase Bank, N.A., as indenture trustee (the "Trustee"), pursuant to which the Trustee asserted that the Company was in default of its reporting obligations under the Indenture, dated as of January 26, 2005 (the "Indenture"), between the Company, as issuer, and the Trustee, as trustee, with respect to the Company's New Zero Yield Puttable Securities (ZYPSSM) due May 15, 2023 (the "ZYPS"). The specific purported defaults referred to in the Notice of Default are the Company's failure to file with the Trustee, within 30 days after filing with the Securities and Exchange Commission (the "SEC") the Company's (a) Form 10-K annual financial statement for the year ended January 31, 2006 and (b) Form 10-Q quarterly financial statements for the quarters ended April 30, 2006, July 31, 2006 and October 31, 2006. The Notice of Default further states that the Company's failure to cure the purported default within 60 consecutive days after the date of the Notice of Default (such date following the 60 consecutive days, the "Demand Date"), would constitute an "Event of Default" under the Indenture.

The Company previously reported in its Notifications of Late Filing on Form 12b-25 that the filing of its 2005 Annual Report on Form 10-K and 2006 Quarterly Reports on Form 10-Q had been delayed for the reasons stated therein.

The Company does not believe that a default has occurred under the Indenture. The Company has informed the Trustee that it believes the recent decision by the New York County Supreme Court in The Bank of New York v. BearingPoint, Inc., 13 Misc.3rd 1209(A), 2006 NY Slip Op 51739(U)(2006), does not apply to the Indenture. Section 9.11 of the Indenture requires the Company to file with the Trustee (within 30 days after filing with the SEC in the case of reports pursuant to the Trust Indenture Act (the "TIA") must be filed with the SEC and furnished to the Trustee) and transmit to holders of ZYPS, such other information, reports and other documents, if any, at such times and in such manner as required by the TIA. The Company believes that the Indenture does not, however, require it to file the 2005 Annual Report on Form 10-K or the 2006 Quarterly Reports on Form 10-Q with the SEC by any particular date. The Company will furnish to the Trustee copies of its 2005 Annual Report on Form 10-K and 2006 Quarterly Reports on Form 10-Q within 30 days after it files such reports with the SEC. The Company believes that these actions will comply fully with the Indenture.

If the Company's interpretation of Section 9.11 of the Indenture is determined to be incorrect, a default will have occurred under the Indenture, and if such default is not cured by the Demand Date, an "Event of Default" will have occurred under the Indenture. The occurrence of an "Event of Default" under the Indenture would afford the Trustee or holders of not less than 25% in aggregate principal amount of outstanding ZYPS the right to declare the full principal amount of all outstanding ZYPS to be immediately due and payable.

As of October 31, 2006, the aggregate outstanding principal amount of ZYPS under the Indenture was approximately $417.5 million. As of October 31, 2006, the Company had cash and cash equivalents, bank time deposits and short term investments of $1,867,761,000.


Note: This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grant practices and other accounting matters, including errors in revenue recognition, errors in the recording of deferred tax accounts, expense misclassification, the possible misuse of accounting reserves and the understatement of backlog; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; risks associated with the Company's inability to meet NASDAQ requirements for continued listing, including possible


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delisting; risks relating to the right of holders of the Company's ZYPS to require the Company to repurchase their ZYPS upon delisting of the Company's shares from NASDAQ at a repurchase price equal to 100% of the principal amount of ZYPS to be purchased; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any other accounting irregularities or any restatement of the financial statements of the Company, including the direct and indirect costs of such investigations and restatement; risks associated with integrating the businesses and employees of the Global Software Services division acquired from CSG Systems International, Netcentrex S.A. and Netonomy, Inc.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.

These risks and uncertainties discussed above, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMVERSE TECHNOLOGY, INC.

Date: December 27, 2006                 By: /s/ Paul L. Robinson
                                            -----------------------------------
                                        Name:  Paul L. Robinson
                                        Title: Executive Vice President,
                                               Chief Operating Officer and
                                               General Counsel


























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